UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 18, 2005

Hibbett Sporting Goods, Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	000-20969	63-1074067
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

451 Industrial Lane

Birmingham, Alabama 35211

(Address of principal executive offices)

(205) 942-4292

(Registrant’s telephone number, including area code)

Item 1.01. Entry Into a Material Definitive Agreement

On April 18, 2005, Hibbett Sporting Goods, Inc. announced that it has amended the terms of its covenant requirements against its unsecured revolving credit facility between the Company and its subsidiaries and AmSouth Bank and Bank of America, N.A., to increase allowed annual capital expenditures from $15.0 million to $20.0 million. The credit agreement amendment is attached hereto as Exhibit 10.1 and is incorporated herein by this reference. One of the Company’s directors, Mr. Al Yother, serves as Executive Vice President of AmSouth Bank.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
10.1	Second Amendment to Amended and Restated Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTING GOODS, INC.

Date: April 20, 2005	/s/ Gary S. Smith
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit

10.1	Second Amendment to Amended and Restated Credit Agreement

EXHIBIT 10.1

SECOND AMENDMENT TO

AMENDED AND RESTATED

CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (“this Amendment”) dated as of April 18, 2005 (the “Effective Date”), but actually executed on the dates set forth beneath each signature hereinbelow, is entered into by and among HIBBETT SPORTING GOODS, INC., a Delaware corporation (“Hibbett”), HIBBETT TEAM SALES, INC. , an Alabama corporation (“HTS”), SPORTS WHOLESALE, INC. , an Alabama corporation (“SW”), HIBBETT CAPITAL MANAGEMENT, INC., a Nevada corporation (“Capital”), SPORTS HOLDING, INC., a Nevada corporation (“Sports”) and TEXAS HIBBETT, L.P., a Texas limited partnership (“Texas” HTS, SW, Sports and Texas are sometimes together referred to as the “Initial Participating Entities” Hibbett and the Initial Participating Entities, together with all entities that hereafter become Participating Entities, being hereafter sometimes together referred to as the “Borrowers”), AMSOUTH BANK, an Alabama banking corporation (“AmSouth”), and BANK OF AMERICA, N.A., a national banking association (collectively, with all other persons that may from time to time hereafter become Lenders under the Credit Agreement (as defined below) by execution of an Assignment and Acceptance, the “Lenders”), and AMSOUTH BANK, an Alabama banking corporation, as agent for the Lenders (the “Agent”).

Recitals

A.   The Borrowers, the Lenders and the Agent have previously entered into that certain Amended and Restated Credit Agreement dated as of December 31, 2003, as amended by that certain First Amendment thereto dated as of August 20, 2004 (the “Credit Agreement”). Capitalized terms not otherwise herein defined shall have the meanings given them in the Credit Agreement.

B.   The Borrowers have requested and the Lenders and the Agent have agreed to enter into certain further amendments to the Credit Agreement, as set forth herein.

Agreement

NOW, THEREFORE, in consideration of the foregoing recitals and in further consideration of the mutual agreements set forth herein, the Borrowers, the Lenders and the Agent hereby agree as follows, with such agreements to become effective as of the Effective Date:

1.      Recitals. The recitals hereinabove are hereby incorporated by this reference as if fully set forth herein.

2.      Rules of Construction. This Amendment is subject to the rules of construction set forth in Article I of the Credit Agreement.

3.      Representations and Warranties of Borrowers. The Borrowers and warrant to the Lenders and the Agent are as follows:

(a)     Representations and Warranties in Loan Documents. All of the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date.

(b)    No Default. As of the Effective Date, the Borrowers are in compliance in all material respects with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and, no Event of Default, nor any event that upon notice or lapse of time or both would constitute such an Event of Default, has occurred and is continuing.

(c)     Organizational Documents. The organizational documents of the Borrowers have not been modified or amended since December 31, 2003.

4.      Amendment to Credit Agreement. In Section 7.7(3) of the Credit Agreement, the figure “$15,000,000” is hereby deleted and the figure “$20,000,000” is substituted therefore.

5.      Loan Documents to Remain in Effect. Except as expressly amended herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

6.      No Novation, etc. Nothing contained in this Amendment shall be deemed to constitute a novation of the terms of the Loan Documents, nor release any party from liability for any of the Loans, nor affect any of the rights, powers or remedies of the Lenders under the Loan Documents nor constitute a waiver of any provision thereof, except as specifically set forth in this Amendment.

7.      Governing Law, Successors and Assigns, etc. This Amendment shall be governed by and construed in accordance with the laws of the State of Alabama and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

8.      Headings. The descriptive headings of the sections of this Amendment are for convenient reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

9.      Entire Agreement. This Amendment constitutes the entire understanding to date of the parties hereto regarding the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements of the parties thereto with respect to the subject matter hereof.

10.    Severability. If any provision of this Amendment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

11.    Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

12.    Effect of this Amendment. This Amendment amends and supplements the Credit Agreement and shall be construed as if it is a part thereof for all purposes.

(Remainder of this page intentionally left blank)

IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have caused this Amendment to be executed and delivered by their duly authorized representatives on the dates set forth below, to be effective as of the Effective Date.

HIBBETT SPORTING GOODS, INC.

By: /s/ Gary A. Smith

Its: Vice President and Chief Financial Officer

Date: April 5, 2005

HIBBETT TEAM SALES, INC.

By: /s/ Gary A. Smith

Its: Vice President and Chief Financial Officer

Date: April 5, 2005

SPORTS WHOLESALE, INC.

By: /s/ Gary A. Smith

Its: Vice President and Chief Financial Officer

Date: April 5, 2005

HIBBETT CAPITAL MANAGEMENT, INC.

By: /s/ Gary A. Smith

Its: Vice President and Chief Financial Officer

Date: April 5, 2005

SPORTS HOLDING, INC.

By: /s/ Gary A. Smith

Its: Vice President and Chief Financial Officer

Date: April 5, 2005

TEXAS HIBBETT, L.P.

By: /s/ Gary A. Smith

Its: Vice President and Chief Financial Officer

Date: April 5, 2005

AMSOUTH BANK

By: /s/ David A. Simmons

Its: Senior Vice President

Date: April 7, 2005

BANK OF AMERICA, N.A.

By: /s/ Michael I. Shaman

Its: Assistant Vice President

Date: April 5, 2005

AMSOUTH BANK, as Agent

By: /s/ David A. Simmons

Its: Senior Vice President

Date: April 7, 2005

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